SUPPLEMENT TO THE
                   STATEMENTS OF ADDITIONAL INFORMATION (SAI)
                                       OF
                         EVERGREEN DOMESTIC GROWTH FUNDS
                            EVERGREEN BALANCED FUNDS
                        EVERGREEN GROWTH AND INCOME FUNDS
                             EVERGREEN SECTOR FUNDS
                             EVERGREEN EQUITY FUNDS
                 EVERGREEN INTERMEDIATE AND LONG TERM BOND FUNDS
                EVERGREEN SHORT AND INTERMEDIATE TERM BOND FUNDS
                 EVERGREEN INTERNATIONAL AND GLOBAL GROWTH FUNDS

                                  (the "Funds")

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                                  SPECIAL OFFER

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         During the period  from  February 1, 2002  through  April 15, 2002 (the
"Sales Period") or unless extended by Evergreen Distributors, Inc. ("EDI"), the principal underwriter of the Funds, EDI will pay A. G. Edwards & Sons, Inc. an additional commission on sales of the Funds through Individual Retirement Accounts. EDI will pay an additional commission equal to 0.50% of the net asset value of all sales of Class B shares of the Funds and an additional commission of 0.25% of the net asset value of all sales of Class C shares of the Funds sold during the Sales Period.

February 1, 2002                                              560829  (2/02)